UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 31, 2008
                                -----------------
                Date of Report (Date of earliest event reported)


                               TELVUE CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-17170                   51-0299879
          --------                     -------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                          16000 HORIZON WAY, SUITE 500,
                          MT. LAUREL, NEW JERSEY 08054
                          ----------------------------
                    (Address of principal executive offices)


                                  856-273-8888
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
                       (Former name or former address, if
                           changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As disclosed in the Form 8-K filed December 23, 2008, Joseph M. Murphy resigned from his position as the Chief Executive Officer and President of TelVue Corporation ("TelVue") as of December 19, 2008. Effective December 31, 2008, Mr. Murphy also resigned from TelVue's Board of Directors. Mr. Murphy's resignation was not due to any disagreement or dispute with TelVue.

As of December 31, 2008, TelVue entered into a Separation Agreement and Release (the "Agreement") with Mr. Murphy. The Agreement obligates TelVue to pay Mr. Murphy severance pay in the amount of $200,150.00 which is equal to his previous annual salary, payable on a bi-weekly basis. Under the Agreement, Mr. Murphy is obligated to be available to counsel TelVue in matters reasonably related to his prior duties and responsibilities as Chief Executive Officer and President. In addition, the Agreement contains customary representations and covenants made by Mr. Murphy including non-competition, non-solicitation, and non-disclosure of confidential information. This description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, attached hereto as
Exhibit 10.1 and incorporated herein by reference.


ITEM. 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Separation Agreement and Release, dated as of December 31, 2008, by and between TelVue Corporation and Joseph M. Murphy.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 6, 2008              TelVue Corporation


                                    By: /s/ Jesse Lerman
                                        ----------------
                                    Name:  Jesse Lerman
                                    Title: Chief Executive Officer and President




                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Separation Agreement and Release, dated as of December 31, 2008, by and between TelVue Corporation and Joseph M. Murphy.


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